UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 30, 2010


                                 IMAGING3, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                   CALIFORNIA
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                 (State or other jurisdiction of incorporation)


            000-50099                                 95-4451059
    ------------------------              ------------------------------------
    (Commission File Number)              (I.R.S. Employer Identification No.)

                 3200 W. VALHALLA DR., BURBANK, CALIFORNIA 91505
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (818) 260-0930

NOT APPLICABLE
--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))


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                                TABLE OF CONTENTS


SECTION 8.   OTHER EVENTS......................................................1

                        Item 8.01 Other Events.................................1

SECTION 9.   FINANCIAL STATEMENTS AND EXHIBITS ................................1

SIGNATURES.....................................................................1

SECTION 8.        OTHER EVENTS
------------------------------

         Item 8.01.   Other Events.

         Imaging3, Inc., a California corporation (the "Company"), announces in a March 30, 2010 press release that it is posting additional information and news regarding the Company on the investor forum page of its website, and may do so in the future. The Company posted a video presentation on its website on May 24, 2010 depicting a tour of the Company's facilities and a demonstration of Dominion Volumetric Imaging Scanner multi-modality capabilities, which includes 2D and 3D real-time and computerized tomographic imagery. Additional videos were posted to the Company's website on April 9, 2010 and May 2, 2010 containing question and answer sessions responding to investor questions posted on the investor forum page of the website. Viewing of these videos is available for any member of the public at any time at the Company's website at WWW.IMAGING3.COM, on the investor forum page.


SECTION 9.        FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS
-----------------------------------------------------------------------

         (a)      Financial Statements of Business Acquired

                  Not Applicable.

         (b)      Pro Forma Financial Information

                  Not Applicable.

         (c)      Shell Company Transactions

                  Not Applicable.

         (d)      Exhibits

                  None.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          IMAGING3, INC.
                               ---------------------------------------
                                           (Registrant)

Date:  August 30, 2010
                               /s/ Dean Janes, Chief Executive Officer
                               ---------------------------------------
                               Dean Janes, Chief Executive Officer



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